UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2026

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on May 20, 2026, AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Equity Residential, a Maryland real estate investment trust (“Equity Residential”), ERP Operating Limited Partnership, an Illinois limited partnership, and Canopy Merger Sub LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Equity Residential. The Merger Agreement provides for the combination of AvalonBay and Equity Residential in an all-stock merger-of-equals transaction upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”). Subject to and following the closing of the Merger and the other transactions contemplated by the Merger Agreement, the combined company will operate under the name Vivmark Residential.

Equity Residential has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-297128) (the “Registration Statement”) which includes the joint proxy statement of AvalonBay and Equity Residential that also constitutes a prospectus of Equity Residential. The Registration Statement was declared effective on July 13, 2026, and each of AvalonBay and Equity Residential commenced mailing of the definitive joint proxy statement of AvalonBay and Equity Residential that also constitutes a prospectus of Equity Residential (the “Definitive Joint Proxy Statement/Prospectus”) to their respective stockholders or shareholders, as applicable, on or about July 13, 2026.

Litigation Related to the Merger

As of the date hereof, AvalonBay and Equity Residential have received several demand letters from purported stockholders/shareholders, as applicable (the “Demand Letters”) of AvalonBay and Equity Residential. To Equity Residential’s knowledge, three complaints have been filed with respect to the Merger by purported shareholders of Equity Residential. One of these complaints also names AvalonBay as a defendant. The complaints are captioned: Ken Collins v. Equity Residential et al (N.Y. Supreme Court), Kyle Miller v. Equity Residential et al (N.Y. Supreme Court) and Robert Garfield v. Angela M. Aman et al (Cir. Ct. Cook Cnty. No. 2026CH07065) (collectively referred to as the “Shareholder Actions”).

The Demand Letters and the Shareholder Actions allege that, among other things, the Definitive Joint Proxy Statement/Prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Merger. Although the outcome of, or estimate of the possible loss or range of loss, from these matters cannot be predicted, AvalonBay and Equity Residential believe that the allegations contained in the Demand Letters and the Shareholder Actions are without merit.

AvalonBay and Equity Residential believe that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Shareholder Actions delaying the Merger and minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, AvalonBay and Equity Residential are voluntarily making certain disclosures below that supplement those contained in the Definitive Joint Proxy Statement/Prospectus. These disclosures are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, AvalonBay and/or Equity Residential, as applicable, specifically deny all allegations in the Demand Letters and the Shareholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed, or that the Shareholder Actions may be amended. AvalonBay and Equity Residential do not intend to announce the receipt or filing of each additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS

This supplemental information to the Definitive Joint Proxy Statement/Prospectus should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Definitive Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Joint Proxy Statement/Prospectus. For clarity, additions within restated paragraphs and tables from the Definitive Joint Proxy Statement/Prospectus are underlined.

The first full paragraph on page 66 under “The Merger – Background of the Merger” is amended and supplemented as follows:

In May 2024, David J. Neithercut, the Chairman of the Equity Residential board, and Mark J. Parrell, the President and Chief Executive Officer of Equity Residential, had initial conversations with a representative of a publicly traded company that operates in the multifamily sector (“Company A”) about a potential merger between the two companies. The parties discussed the future growth potential of a combined entity. The potential business combination was also discussed at a meeting of the Equity Residential board held on June 20, 2024, on which date Equity Residential entered into a mutual confidentiality agreement with Company A, which included standstill provisions. Following entry into the mutual confidentiality agreement, Equity Residential and Company A engaged in due diligence, including a review of potential operational synergies and growth opportunities. Morgan Stanley also provided the Equity Residential board an overview with respect to Company A and a potential business combination between Company A and Equity Residential. The standstill provisions in the mutual confidentiality agreement entered into by Equity Residential with Company A expired on June 20, 2025.

The first paragraph on page 67 under “The Merger – Background of the Merger” is amended and supplemented as follows:

Later on December 29, 2025, AvalonBay and Company A executed a mutual confidentiality agreement, which included customary standstill provisions. Between December 29 and the end of January 2026, AvalonBay and Company A engaged in further discussions regarding a potential transaction and conducted initial mutual due diligence and made certain additional mutual due diligence requests, including in connection with a review of potential operational synergies and growth opportunities.  The restrictions on Company A under the standstill provision terminated automatically and immediately upon AvalonBay’s entry into the merger agreement.

The third paragraph on page 93 under “Summary of Financial Analyses of Morgan Stanley – Comparable Trading Value Analysis” is amended and supplemented as follows:

For purposes of this analysis, Morgan Stanley analyzed and compared certain statistics for each of these Comparable Companies for comparison purposes, including the ratios of (i) share price to Consensus estimated funds from operations per share for calendar year 2026, which ratio we refer to in this section as “P/2026E FFO Per Share Multiples (Consensus)” and (ii) share price to Consensus estimated funds from operations per share for calendar year 2027, which ratio we refer to in this section as “P/2027E FFO Per Share Multiples (Consensus).” The multiples observed for the Comparable Companies are set forth below.

Selected Company	P/2026E FFO Per Share Multiples (Consensus)	P/2027E FFO Per Share Multiples (Consensus)
AvalonBay	16.0x	15.4x
Equity Residential	15.6x	15.1x
Camden Property Trust	16.5x	14.9x
Essex Property Trust, Inc.	16.6x	16.1x
Mid-America Apartment Communities, Inc.	14.8x	14.5x
UDR, Inc.	14.6x	14.2x

The second paragraph under “Summary of Financial Analyses of Morgan Stanley – Discounted Cash Flow Analysis – Equity Residential” on page 94 is amended and supplemented as follows:

The unlevered free cash flows for such periods were discounted to present value using a range of discount rates from 6.0% to 7.5% which was derived by taking a sensitized range of Equity Residential’s weighted average cost of capital as determined utilizing the capital asset pricing model to calculate Equity Residential’s cost of equity and utilizing Equity Residential’s current weighted average interest rate on its current indebtedness and based on other considerations Morgan Stanley deemed relevant based on its professional judgment and experience.

The third paragraph under “Summary of Financial Analyses of Morgan Stanley – Discounted Cash Flow Analysis – Equity Residential” on page 94 is amended and supplemented as follows:

Morgan Stanley then calculated a range of implied terminal enterprise values of Equity Residential, as of December 31, 2030 by applying a range of implied terminal capitalization rates of 5.0% to 6.0%, which was chosen based on Morgan Stanley’s professional judgment, to the forecasted net operating income of Equity Residential for the year ended December 31, 2031, adjusted for in-process development projects, and as extrapolated based upon the guidance and direction of Equity Residential management. These analyses resulted in a range of implied terminal enterprise values of Equity Residential as of December 31, 2030. The implied terminal enterprise value of Equity Residential was then discounted to present value using the range of discount rates described above. This present value of the implied enterprise value of Equity Residential was then added to the implied present value of the unlevered free cash flows as described above, from which Morgan Stanley then subtracted the implied present value of projected remaining development spend for in-process developments as of the December 31, 2030 terminal value date to calculate an implied asset value. This implied asset value was then reduced by outstanding debt, joint venture debt at share, preferred equity and minority interest and added to outstanding cash as of March 31, 2026, and divided by the estimated number of fully diluted outstanding Equity Residential common shares as of March 31, 2026 (including options calculated using the treasury stock method as of the date of Morgan Stanley’s analysis), which was approximately 384.0 million shares, all as provided by Equity Residential’s management, to derive an implied per share equity value reference range for the shares. This analysis indicated an implied per share equity value reference range for Equity Residential of $70.57 to $92.64.

The second paragraph under “Summary of Financial Analyses of Morgan Stanley – Discounted Cash Flow Analysis – AvalonBay” on page 95 is amended and supplemented as follows:

The unlevered free cash flows for such periods were discounted to present value using a range of discount rates from 6.3% to 7.8% which was derived by taking a sensitized range of AvalonBay’s weighted average cost of capital as determined utilizing the capital asset pricing model to calculate AvalonBay’s cost of equity and utilizing AvalonBay’s current weighted average interest rate on its current indebtedness and based on other considerations Morgan Stanley deemed relevant based on its professional judgment and experience.

The third paragraph under “Summary of Financial Analyses of Morgan Stanley – Discounted Cash Flow Analysis – AvalonBay” on page 95 is amended and supplemented as follows:

Morgan Stanley then calculated a range of implied terminal enterprise values of AvalonBay, as of December 31, 2030 by applying a range of implied terminal capitalization rates of 4.9% to 5.9%, which was chosen based on Morgan Stanley’s professional judgment, to the forecasted net operating income of AvalonBay for the year ended December 31, 2031, adjusted for in-process development projects, and as extrapolated based upon the guidance and direction of Equity Residential management. These analyses resulted in a range of implied terminal enterprise values of AvalonBay as of December 31, 2030. The implied terminal enterprise value of AvalonBay was then discounted to present value using the range of discount rates described above. This present value of the implied enterprise value of AvalonBay was then added to the implied present value of the unlevered free cash flows as described above from which Morgan Stanley then subtracted the implied present value of projected remaining development spend for in process developments as of the December 31, 2030 terminal value date to calculate an implied asset value. This implied asset value was reduced by outstanding debt and joint venture debt at share and added to outstanding cash and undrawn forward as of March 31, 2026 and divided by the estimated number of fully diluted outstanding shares of AvalonBay common stock as of March 31, 2026 (including options calculated using the treasury stock method as of the date of Morgan Stanley’s analysis), which was approximately 144.4 million shares, all as provided by AvalonBay’s management, to derive an implied per share equity value reference range for the shares. This analysis indicated an implied per share equity value reference range for AvalonBay of $200.76 to $269.16.

The first paragraph on page 100 under “Summary of Financial Analyses – Illustrative Discounted Cash Flow Analysis – AvalonBay Standalone” is amended and supplemented as follows:

Using the AvalonBay standalone projections, Goldman Sachs performed an illustrative discounted cash flow analysis on AvalonBay on a standalone basis to derive a range of illustrative present values per share of AvalonBay common stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 7.5% to 8.5%, reflecting estimates of AvalonBay’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2026 (i) estimates of unlevered free cash flow for AvalonBay for the second quarter of fiscal year 2026 through fiscal year 2030 as reflected in the AvalonBay standalone projections and (ii) a range of illustrative terminal values for AvalonBay, which were calculated by applying terminal year multiples of enterprise value (which we refer to in this section as “EV”) to next twelve months (which we refer to in this section as “NTM”) earnings before interest, taxes, depreciation and amortization (which we refer to in this section as “EBITDA”) (which we refer to in this section as “EV/NTM EBITDA”) ranging from 16.0x to 18.0x to an estimate of the EBITDA to be generated by AvalonBay in the terminal year (which analysis implied perpetuity growth rates ranging from approximately 1.7% to 3.3%), as reflected in the AvalonBay standalone projections. The range of terminal year exit EV/NTM EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of AvalonBay and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples.” Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (which we refer to in this section as “CAPM”), which requires certain company-specific inputs, including AvalonBay’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for AvalonBay, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived a range of illustrative EVs for AvalonBay by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above and subtracting from such EVs the present value of remaining development capital expenditures for the 2029 and 2030 developments. Goldman Sachs then subtracted from such range the amount of AvalonBay’s net debt as of March 31, 2026, as approved for Goldman Sachs’ use by the AvalonBay board, to derive a range of illustrative equity values for AvalonBay. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of AvalonBay common stock of approximately 144.4 million, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, using the treasury stock method, to derive a range of illustrative present values per share of AvalonBay common stock of approximately $171.63 to $209.67.

The second paragraph on page 100 under “Summary of Financial Analyses – Illustrative Discounted Cash Flow Analysis –  Equity Residential Standalone” is amended and supplemented as follows:

Using the April 2026 Equity Residential standalone projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Equity Residential on a standalone basis to derive a range of illustrative present values per Equity Residential common share. Using the mid-year convention for discounting cash flows and discount rates ranging from 7.5% to 8.5%, reflecting estimates of Equity Residential’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2026 (i) estimates of unlevered free cash flow for Equity Residential for the second quarter of fiscal year 2026 through fiscal year 2030 as reflected in the April 2026 Equity Residential standalone projections and (ii) a range of illustrative terminal values for Equity Residential, which were calculated by applying terminal year exit EV/NTM EBITDA multiples ranging from 16.0x to 18.0x to an estimate of the EBITDA to be generated by Equity Residential in the terminal year (which analysis implied perpetuity growth rates ranging from approximately 1.7% to 3.3%), as reflected in the April 2026 Equity Residential standalone projections. The range of terminal year exit EV/NTM EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Equity Residential and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples.” Goldman Sachs derived such discount rates by application of CAPM, which requires certain company-specific inputs, including Equity Residential’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Equity Residential, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived a range of illustrative EVs for Equity Residential by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above and subtracting the present value of remaining development capital expenditures for the 2029 and 2030 developments. Goldman Sachs then subtracted from such range the amount of Equity Residential’s net debt and preferred stock as of March 31, 2026, as approved for Goldman Sachs’ use by the AvalonBay board, to derive a range of illustrative equity values for Equity Residential, and divided the range of illustrative equity values by the number of fully diluted outstanding Equity Residential common shares of approximately 384.1 million, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, using the treasury stock method, to derive a range of illustrative present values per Equity Residential common share of approximately $59.72 to $71.88.

The first paragraph on page 101 under “Summary of Financial Analyses – Illustrative Discounted Cash Flow Analysis –  Pro Forma Combined Company” is amended and supplemented as follows:

Using the AvalonBay combined company projections, which take into account the projected synergies, Goldman Sachs performed an illustrative discounted cash flow analysis of the combined company on a pro forma basis. Using the mid-year convention for discounting cash flows and discount rates ranging from 7.5% to 8.5%, reflecting estimates of the pro forma combined company’s blended weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2026 (i) estimates of aggregate unlevered free cash flows of AvalonBay and Equity Residential on a standalone basis for the period beginning with the second quarter of 2026 through August 31, 2026, and unlevered free cash flow of the pro forma combined company from September 1, 2026, through fiscal year 2030 as reflected in the AvalonBay combined company projections and (ii) a range of illustrative terminal values for the pro forma combined company, which were calculated by applying terminal year exit EV/NTM EBITDA multiples ranging from 16.5x to 18.5x to an estimate of the EBITDA (inclusive of projected synergies) to be generated by the pro forma combined company in the terminal year (which analysis implied perpetuity growth rates ranging from approximately 1.8% to 3.4%), as reflected in the AvalonBay combined company projections. The range of terminal year exit EV/NTM EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of AvalonBay, Equity Residential and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples” over certain prior periods. Goldman Sachs derived such discount rates by application of CAPM, which requires certain company-specific inputs, including AvalonBay’s and Equity Residential’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for AvalonBay and Equity Residential, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived a range of illustrative pro forma EVs for the pro forma combined company by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above and subtracting the present value of remaining development capital expenditures for the 2029 and 2030 developments. Goldman Sachs then subtracted from such range the amount of pro forma combined company net debt and preferred stock (including $750 million of debt-funded transaction costs), as provided by and approved for Goldman Sachs’ use by the AvalonBay board, to derive a range of implied pro forma equity values, divided the range of implied pro forma equity values by the number of pro forma fully diluted outstanding Equity Residential common shares expected to be outstanding following consummation of the merger of approximately 787.5 million, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, using the treasury stock method, and multiplied such amount by the exchange ratio of 2.793 to derive a range of implied present values per share of AvalonBay common stock of approximately $179.69 to $218.40.

The second paragraph on page 101 under “Illustrative Present Value of Future Stock Price Analysis – AvalonBay Standalone” is amended and supplemented as follows:

Using the AvalonBay standalone projections, Goldman Sachs performed an illustrative analysis of the implied present value of theoretical future value per share of AvalonBay common stock. For this analysis, Goldman Sachs first calculated the implied EV for AvalonBay as of December 31 of each of fiscal years 2026, 2027 and 2028 by applying a range of EV/NTM EBITDA multiples of 17.0x to 19.0x to the estimates of AvalonBay’s NTM EBITDA contained in the AvalonBay standalone projections. This illustrative range of EV/NTM EBITDA exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA trading multiples for AvalonBay and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples.” Goldman Sachs then subtracted the amount of AvalonBay’s net debt for each such fiscal year, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, from the respective implied EV to derive a range of illustrative equity values as of December 31 of each such fiscal year, and divided these implied equity values by the projected year-end number of fully diluted outstanding shares of AvalonBay common stock for each such fiscal year (approximately 144.1 million for 2026, 144.4 million for 2027, and 144.6 million for 2028), calculated using information provided by and approved for Goldman Sachs’ use by the AvalonBay board, to derive a range of theoretical future values per share of AvalonBay common stock (excluding dividends). Goldman Sachs then discounted these theoretical future per-share equity values to March 31, 2026, using an illustrative discount rate of 9.0% (which Goldman Sachs derived by application of the CAPM, which requires certain company-specific inputs, including a beta for AvalonBay, as well as certain financial metrics for the United States financial markets generally), reflecting an estimate of AvalonBay’s cost of equity, and summed, both the theoretical future values per share of common stock it derived for each applicable year and the estimated dividends to be paid to holders of AvalonBay common stock on a standalone basis through the end of the applicable year as reflected in the Forecasts, to yield illustrative present values per share of common stock ranging from $172.07 to $207.86.

The third paragraph on page 101 under “Illustrative Present Value of Future Stock Price Analysis – Equity Residential Standalone” is amended and supplemented as follows:

Using the April 2026 Equity Residential standalone projections, Goldman Sachs performed an illustrative analysis of the implied present value of theoretical future value per Equity Residential common share. For this analysis, Goldman Sachs first calculated the implied EV for Equity Residential as of December 31 of each of fiscal years 2026, 2027 and 2028 by applying a range of EV/NTM EBITDA multiples of 16.0x to 18.0x to the estimates of Equity Residential’s NTM EBITDA contained in the April 2026 Equity Residential standalone projections. This illustrative range of EV/NTM EBITDA exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA trading multiples for Equity Residential and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples.” Goldman Sachs then subtracted the amount of Equity Residential’s net debt and preferred stock for each such fiscal year, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, from the respective implied EVs to derive a range of illustrative equity values as of December 31 of each such fiscal year, and divided these implied equity values by the projected year-end number of fully diluted outstanding Equity Residential common shares for each such fiscal year (approximately 365.7 million for 2026, 364.1 million for 2027, and 362.3 million for 2028), calculated using information provided by and approved for Goldman Sachs’ use by the AvalonBay board to derive a range of theoretical future values per Equity Residential common share (excluding dividends). Goldman Sachs then discounted these theoretical future per-share equity values to March 31, 2026, using an illustrative discount rate of 9.0% (which Goldman Sachs derived by application of the CAPM, which requires certain company-specific inputs, including a beta for Equity Residential, as well as certain financial metrics for the United States financial markets generally), reflecting an estimate of Equity Residential’s cost of equity, and summed, both the theoretical future values per share it derived for each applicable year and the estimated dividends to be paid to holders of Equity Residential common shares on a standalone basis through the end of the applicable year as reflected in the Forecasts, to yield illustrative present values per share ranging from $58.81 to $69.57.

The first paragraph beginning on page 102 under “Illustrative Present Value of Future Stock Price Analysis – Pro Forma Combined Company” is amended and supplemented as follows:

Using the AvalonBay combined company projections, which take into account the projected synergies, Goldman Sachs performed an illustrative analysis of the implied present value of theoretical future value per share of AvalonBay common stock on a pro forma basis. For this analysis, Goldman Sachs first calculated the implied EV for the pro forma combined company as of December 31 of each of fiscal years 2026, 2027 and 2028 by applying a range of EV/NTM EBITDA multiples of 17.5x to 19.5x to the estimates of the pro forma combined company’s NTM EBITDA (inclusive of projected synergies) contained in the AvalonBay combined company projections. This illustrative range of EV/NTM EBITDA exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA trading multiples for AvalonBay, Equity Residential and of certain publicly traded companies, as described below in the section entitled “— Selected Public Residential REIT Multiples.” Goldman Sachs then subtracted the amount of the pro forma combined company’s net debt and preferred stock for each such fiscal year, as provided by and approved for Goldman Sachs’ use by the AvalonBay board, from the respective implied EVs to derive a range of illustrative equity values as of December 31 of each such fiscal year, and divided these implied equity values by the projected year-end number of pro forma fully diluted outstanding Equity Residential common shares for each such fiscal year (approximately 786.7 million for 2026, 787.4 million for 2027, and 788.1 million for 2028), calculated using information provided by and approved for Goldman Sachs’ use by the AvalonBay board to derive a range of theoretical future values per Equity Residential common share on a pro forma basis (excluding dividends). Goldman Sachs then discounted these theoretical future per-share equity values to March 31, 2026, using an illustrative discount rate of 9.0% (which Goldman Sachs derived by application of the CAPM, which requires certain company-specific inputs, including a beta for the combined company, as well as certain financial metrics for the United States financial markets generally), reflecting an estimate of the pro forma combined company’s cost of equity, summed, both the theoretical future values per share of common stock it derived for each applicable year and the estimated dividends to be paid to holders of AvalonBay on a standalone basis in second and third quarter of 2026 and pro forma combined company in fourth quarter of 2026 and onwards through the end of the applicable year as reflected in the Forecasts, to yield theoretical present values per share of common stock. Goldman Sachs then multiplied the resulting theoretical future per-share equity values for the pro forma combined company by the exchange ratio of 2.793 to derive a range of implied present values per share of AvalonBay common stock (including dividends) of approximately $182.08 to $215.22.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which AvalonBay and Equity Residential operate, as well as beliefs and assumptions of AvalonBay and Equity Residential. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that AvalonBay or Equity Residential expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between AvalonBay and Equity Residential, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where AvalonBay and Equity Residential operate and AvalonBay’s and Equity Residential’s respective debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to AvalonBay’s and Equity Residential’s ability to obtain the required respective stockholder or shareholder, as applicable, approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that AvalonBay’s and Equity Residential’s businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against AvalonBay, Equity Residential or their trustees, directors, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of AvalonBay and Equity Residential management from ongoing business operations, will harm AvalonBay’s and Equity Residential’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact AvalonBay’s and Equity Residential’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring AvalonBay or Equity Residential to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of AvalonBay and Equity Residential to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Equity Residential common shares to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect AvalonBay’s or Equity Residential’s financial performance; (xiv) legislative, regulatory and economic developments, including the level of new multifamily communities construction and development, government regulations and competition; (xv) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvi) changes in global financial markets, interest rates and foreign currency exchange rates; (xvii) increased or unanticipated competition affecting AvalonBay’s and Equity Residential’s properties; (xviii) risks associated with acquisitions, dispositions, development and redevelopment of properties; (xix) increased costs of labor and construction material; (xx) maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; (xxi) environmental uncertainties, including risks of natural disasters; (xxii) those risks and uncertainties set forth in AvalonBay’s and Equity Residential’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AvalonBay or Equity Residential, as the case may be, with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiii) those risks that are described in the Registration Statement and Definitive Joint Proxy Statement/Prospectus that have been filed with the SEC in connection with the proposed transaction and are available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither AvalonBay nor Equity Residential undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if AvalonBay’s and Equity Residential’s underlying assumptions prove to be incorrect, AvalonBay’s, Equity Residential’s and the combined company’s actual results may vary materially from what AvalonBay or Equity Residential may have expressed or implied by these forward-looking statements. AvalonBay and Equity Residential caution not to place undue reliance on any of AvalonBay’s or Equity Residential’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect AvalonBay or Equity Residential.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the proposed transaction between AvalonBay and Equity Residential, Equity Residential has filed with the SEC the Registration Statement which includes the joint proxy statement of AvalonBay and Equity Residential that also constitutes a prospectus of Equity Residential. The Registration Statement was declared effective on July 13, 2026, and each of AvalonBay and Equity Residential commenced mailing of the Definitive Joint Proxy Statement/Prospectus to their respective stockholders or shareholders, as applicable, on or about July 13, 2026. Each of AvalonBay and Equity Residential may also file other relevant documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement, Definitive Joint Proxy Statement/Prospectus or any other document that AvalonBay or Equity Residential (as applicable) have filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AVALONBAY AND EQUITY RESIDENTIAL ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by AvalonBay and Equity Residential, which contain important information, through the website maintained by the SEC at www.sec.gov. The documents filed by AvalonBay with the SEC may be obtained free of charge by accessing the “Investor” section of AvalonBay’s website at www.avalonbay.com or by writing to AvalonBay, 4040 Wilson Blvd., Suite 1000, Arlington, Virginia 22203, Attention: Corporate Secretary (Legal Department) or by email at investor_relations@avalonbay.com. The documents filed by Equity Residential with the SEC may be obtained free of charge by accessing “Filings – SEC Filings” in the “Investor” section of Equity Residential’s website at www.equityapartments.com, by writing to Equity Residential – Investor Relations, Two North Riverside Plaza, Suite 500, Chicago, Illinois 60606, by telephone at 1-888-879-6356 or by email at investorrelations@eqr.com.

Participants in the Solicitation

AvalonBay, Equity Residential, and certain of their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from AvalonBay’s and Equity Residential’s stockholders or shareholders, as applicable, in respect of the proposed transaction. Information about the directors and executive officers of AvalonBay, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AvalonBay’s proxy statement for its 2026 Annual Meeting of Stockholders under the headings “Director Nominees,” “Transactions with Related Persons, Promoters and Certain Control Persons,” “Director Compensation,” “Director Compensation Table,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Officers, Stock Ownership and Other Information,” which was filed with the SEC on April 6, 2026, and in AvalonBay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026. Information about the trustees and executive officers of Equity Residential, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Equity Residential’s proxy statement for its 2026 Annual Meeting of Shareholders under the headings “Biographical Information and Qualifications of Trustees,” “Biographical Information of Executives,” “Common Share Ownership of Trustees and Executives,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Trustee Compensation,” which was filed with the SEC on April 14, 2026, and in Equity Residential’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026. To the extent holdings of AvalonBay’s securities by its directors and executive officers have changed since the amounts set forth in AvalonBay’s definitive proxy statement for its 2026 Annual meeting of Stockholders or the holdings of Equity Residential’s securities by its trustees or executive officers have changed since the amounts set forth in Equity Residential’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement, the Definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Definitive Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from AvalonBay or Equity Residential using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: July 31, 2026	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer